Filed Pursuant to Rule 497(e)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

SUPPLEMENT DATED OCTOBER 5, 2012, TO THE

PROSPECTUS FOR CLASS A SHARES, CLASS C SHARES, AND CLASS Y SHARES, DATED APRIL 30, 2012, AS SUPPLEMENTED JULY 25, 2012

Effective immediately, the following changes apply to the Prospectus for Class A Shares, Class C Shares, and Class Y Shares.

The second paragraph under the sub-section “Purchase and Sale of Fund Shares” in each Fund’s Summary Prospectus section should be replaced with the following:

“Class Y Shares are available only through certain “wrap,” retirement or other similar programs sponsored by certain financial intermediaries with whom the Funds and/or their distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.”

The first paragraph after the table under the “Description of Share Classes” sub-section in the “Shareholder Information” section should be replaced with the following:

“Three classes of the Funds’ shares are offered in this Prospectus — Class A Shares, Class C Shares and Class Y Shares.  Class Y Shares are available only through certain “wrap,” retirement or other similar programs sponsored by certain financial intermediaries with whom the Funds and/or their distributor have entered into an agreement, as well as employees, officers, and trustees of the Trust, the Adviser and its affiliates and their immediate family members (i.e., spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the above.  A Fund may waive investment minimums, in its sole discretion, for purchases made through financial intermediaries.  Each Fund also offers Class I Shares through a separate Prospectus, which are available to foundations, endowments, institutions, and employee benefit plans that purchase at least $1 million worth of shares of the Funds. A Fund may accept, in its sole discretion, investments in Class I Shares from purchasers not listed above or that do not meet the investment minimum requirement.”

The fourth line of the chart on page 65 of the Prospectus in the “Description of Share Classes” sub-section in the “Shareholder Information” section should be replaced with the following:

• are eligible to purchase shares through certain “wrap,” retirement or other similar programs sponsored by certain financial intermediaries with whom the	Purchasing Class Y Shares

Funds and/or their distributor have entered into an agreement

The fourth bulletpoint at the top of page 66 of the Prospectus in the “Description of Share Classes” sub-section in the “Shareholder Information” section should be replaced with the following:

•                  whether you qualify to purchase Class Y Shares through certain wrap, retirement or other similar programs sponsored by certain financial intermediaries with whom the Funds and/or their distributor have entered into an agreement; and”

The first paragraph at the top of page 68 of the Prospectus in the “Sales Charge Reductions and Waivers — Class A” sub-section in the “Shareholder Information” section should be replaced with the following:

“Investors Eligible for Sales Charge Waivers.  Class A Shares of each Fund may be offered without a sales charge to:  (1) any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets, or otherwise; (2) shareholders who have redeemed shares in the Fund and who wish to reinvest in the Fund, provided the reinvestment is made within 45 days of the redemption; (3) any unit investment trusts registered under the Investment Company Act of 1940, as amended, which have shares of the Fund as a principal investment; (4) persons investing in certain fee-based programs under which they pay advisory fees to a broker-dealer or other financial institution that has entered into an agreement with the Funds and/or their distributor; and (5) financial intermediaries who have entered into an agreement with the Funds and/or their distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.”

Please retain this Supplement with your Prospectus for reference.